ENERGY VISIONS INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT an annual and special meeting of the shareholders (the "Meeting") of ENERGY VISIONS INC. (the "Corporation") will be held at the offices of Cassels Brock & Blackwell LLP, Suite 2100, 40 King Street West, Scotia Plaza, Toronto, Ontario M5H 3C2, Canada, on Wednesday, the 8th day of May, 2002, at the hour of 3:00 p.m. (Toronto time), for the following purposes:

          (a) To receive the audited financial statements of the Corporation for the year ended September 30, 2001 together with the report of the auditors thereon;

          (b) To elect directors of the Corporation for the ensuing year;

          (c)  To  appoint   Goldstein  Golub  Kessler  LLP,   Certified  Public
          Accountants as auditors of the Corporation for the ensuing year and to authorize the directors of the Corporation to fix their remuneration;

          (d) To consider and, if deemed advisable, to pass, with or without variation, a resolution approving the adoption of the new 2001 Share Option Plan, as more particularly described in the accompanying management information circular; and

          (e) To transact such other business as may properly come before the Meeting or any adjournment thereof.

This notice is accompanied by a form of proxy, management information circular and 2001 annual report including the audited financial statements for the year ended September 30, 2001 together with the report of the auditors thereon.

Shareholders who are unable to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and to return it to the Corporation's Transfer Agent, Equity Transfer Services Inc., Suite 420, 120 Adelaide Street West, Toronto, Ontario, M5H 4C3, Canada, not later than 48 hours, excluding Saturdays, Sundays and holidays, before the time for holding the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 3, 2002 as the record date for the determination of holders of common shares entitled to notice of the Meeting and any adjournment thereof.

The Board of Directors has, by resolution, fixed 48 hours (excluding Saturdays, Sundays and holidays) preceding the time of the Meeting or adjourned Meeting as the time before which proxies to be used or acted upon at the Meeting or adjourned Meeting shall be deposited with the Corporation.

DATED at Toronto, Ontario this 28th day of March, 2002.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           (signed)     D. Wayne Hartford
                                        President and Chief Executive Officer

                               ENERGY VISIONS INC.


                    FORM OF PROXY SOLICITED BY THE MANAGEMENT
                             OF ENERGY VISIONS INC.
                    FOR USE AT AN ANNUAL AND SPECIAL MEETING
                          OF SHAREHOLDERS TO BE HELD ON
                             WEDNESDAY, MAY 8, 2002

The undersigned Shareholder(s) of ENERGY VISIONS INC. (the "Corporation") hereby appoint(s) D. Wayne Hartford, President and Chief Executive Officer, or Peter F. Searle, Chief Financial Officer, or in lieu of the foregoing to attend and vote on behalf of the undersigned at the Annual and Special Meeting of Shareholders (the "Meeting") of the Corporation to be held on the 8th day of May, 2002 and at any adjournment thereof.

The undersigned specifies that all of the voting shares owned by him and represented by this form of proxy shall be:

                (a) IN CONNECTION WITH THE ELECTION OF DIRECTORS

                    VOTED FOR ( ) all nominees listed below except as marked to the contrary:

                    WITHHOLD FROM VOTING ( ) for all nominees listed below;

                 NOMINEES:
                    D. Wayne Hartford           Dr. Philip Whiting
                    Peter F. Searle             David Trudel
                    W. Bruce Clark              Hon. David Peterson, P.C., Q.C.
                    Karen Beliveau

                    INSTRUCTION: to withhold authority to vote for any of the individual nominees,
                    PRINT that nominee's name on the line below:

                (b) VOTED ( ) WITHHELD FROM VOTING ( ) (or if not specified,
                    VOTED) in respect of the appointment of Goldstein Golub Kessler LLP, Certified Public Accountants as Auditors for the Corporation and authorizing the Directors to fix their remuneration;

                 (c)VOTED  FOR ( )  AGAINST  ( )  ABSTAIN  (  )(or  if  not
                    specified, VOTED FOR) the resolution approving the adoption of the 2001 Stock Option Plan, as more particularly described in the accompanying management information circular;

                 (d)VOTED on such other business as may properly come before the Meeting or any adjournment thereof.


                    This proxy revokes and supersedes all proxies of earlier date.

                    DATED this ___ day of _________________, 2002.




                    _______________________________________
                    Signature of Shareholder



                    _______________________________________
                    Name of Shareholder (Please Print)

                    SEE NOTES OVER

NOTES:

1. This form of proxy must be dated and signed by the appointor or his attorney authorized in writing or, if the appointor is a body corporate, the form of proxy must be executed by an officer or attorney thereof duly authorized.

2. A shareholder has the right to appoint a person (who need not be a shareholder) to attend and act for and on behalf of such shareholder at the Meeting or any adjournments thereof other than the persons designated in the enclosed form of proxy. Such right may be exercised by striking out the name of the person designated and by inserting in the blank space provided for that purpose the name of the desired person or by completing another form of proxy and, in either case, delivering the completed and executed proxy to the registered office of the Corporation or its transfer agent not later than 24 hours, excluding Saturdays, Sundays and holidays before the time for holding the Meeting or any adjournments thereof.

3. This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted for the election of the nominees to the board of directors identified above, voted for the appointment of Goldsten Golub Kessler LLP, Certified Public Accountants as Auditors for the Corporation and authorizing the Directors to fix their remuneration, and voted for the resolution approving the adoption of the 2001 Stock Option Plan, as more particularly described in the accompanying management information circular, and, in the discretion of the proxies named, on such other matters as may properly come before the Meeting.

4. Proxies to be used at the Meeting or any adjournment thereof must be received by the Corporation or its Transfer Agent not later than 48 hours, excluding Saturdays, Sundays and holidays before the time for holding the Meeting or any adjournments thereof.

5.        This proxy ceases to be valid one year from its date.

6. Please date the proxy. If not dated, the proxy shall be deemed to be dated on the day on which it is mailed.

7. If your address as shown is incorrect, please give your correct address when returning this proxy.

Please return the form of proxy, in the envelope provided for that purpose to:

                  Equity Transfer Services Inc.
                  Suite 420
                  120 Adelaide Street West
                  Toronto, Ontario
                  M5H 4C3

If any amendments or variations to matters identified in the Notice of Meeting are proposed at the Meeting or any adjournment thereof or if any other matters properly come before the Meeting or any adjournment thereof, this proxy confers discretionary authority to vote on such amendments, variations or such other matters according to the best judgement of the person voting the proxy at the Meeting or any adjournment thereof.

                               ENERGY VISIONS INC.

                         MANAGEMENT INFORMATION CIRCULAR

                             SOLICITATION OF PROXIES

This Management Information Circular is furnished in connection with the solicitation of proxies by management of ENERGY VISIONS INC. (the "Corporation") for use at the annual and special meeting of shareholders of the Corporation to be held on May 8, 2002 at the time and place and for the purposes set forth in the notice of meeting (the "Meeting"). It is expected that the solicitation will be primarily by mail. However, proxies may also be solicited by telephone or in person. The total cost of the solicitation will be borne by the Corporation.

Appointment and Revocation of Proxies

The persons named in the enclosed instrument appointing proxy are directors and/or officers of the Corporation. A shareholder has the right to appoint a person (who need not be a shareholder) to attend and act for him and on his behalf at the Meeting or any adjournment thereof other than the person designated in the enclosed form of proxy. Such right may be exercised by striking out the names of the person designated in the enclosed form of proxy and by inserting in the blank space provided for that purpose the name of the desired person or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to the Corporation or the Corporation's transfer agent forty-eight (48) hours (exclusive of Saturdays, Sundays or holidays) prior to the time of the Meeting or any adjournment thereof.

The Board of Directors has fixed April 3, 2002, as the record date, being the date for the determination of the registered holders of securities entitled to receive Notice of the Meeting and be entitled to vote at the Meeting, except to the extent that: (a) the shareholder has transferred any of his shares after the record date; and (b) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns such shares and demands not later than ten (10) days before the Meeting that his name be included in the list before the Meeting, in which case the transferee is entitled to vote his shares at the Meeting.

A shareholder forwarding the enclosed proxy may indicate the manner in which the appointee is to vote with respect to any specific item by checking the appropriate space. If the shareholder giving the proxy wishes to confer a discretionary authority with respect to any item of business then the space opposite the item is to be left blank. The shares represented by the proxy submitted by a shareholder will be voted in accordance with the directions, if any, given in the proxy. Shares that reflect abstentions or "broker non-votes", which are shares represented at the special meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares, will be counted for purposes of determining whether a quorum is present for the transaction of business at the special meeting. Abstentions, therefore, will have the effect of negative votes with respect to any matter presented at the special meeting, while broker non-votes will have no effect on any matter presented. If authority to vote for the nominee is withheld on a proxy card, no vote will be cast with respect to the share as represented thereby and the outcome of the election will not be affected.

A shareholder who has given a proxy may revoke it at any time in so far as it has not been exercised. A proxy may be revoked, as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy, by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a body corporate by an officer or attorney thereof duly authorized and deposited either with the Corporation at any time prior to the close of business on the last business day preceding the day of the Meeting (excluding Saturdays, Sundays and holidays) or any adjournments thereof or with the Chairman of such Meeting on the date of the Meeting or any adjournment thereof and upon either of such deposits the proxy is revoked. A proxy may also be revoked in any other manner permitted by law.

Exercise of Discretion by Proxies

The persons named in the enclosed form of proxy will vote the shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them. In the absence of such direction, such shares will be voted in accordance with the instructions on the form of proxy. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment thereof. At the time of the printing of this management information circular, management knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxies. Mailing of the proxy, notice, management information circular and 2001 annual report will occur on or about April 5, 2002.

Voting Securities and Principal Holders Thereof

As at the date hereof, 17,867,116 common shares of the Corporation are issued and outstanding. Each common share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting. All holders of common shares of record as of the time of the Meeting or any adjournment thereof are entitled either to attend and vote thereat in person the common shares held by them or provided a completed and executed proxy shall have been delivered to the Corporation within the time specified in the attached Notice of Meeting, to attend and vote thereat by proxy the common shares held by them.

To the knowledge of the directors and senior officers of the Corporation, the following chart sets forth information with respect to share ownership of, (i) the only persons, firms or corporations who beneficially own, directly or indirectly, or exercise control or direction over voting securities of the Corporation carrying more than 5% of the voting rights attached to the voting securities of the Corporation, including all options and warrants exercisable within 60 days; (ii) each of the officers and directors of the Corporation; and
(iii) all of the officers and directors of the Corporation as a group, as of February 28, 2002:

======================================== ====================================== ======================================
Name and Address                         Number of Common Shares                Percentage of Outstanding Shares

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
D. Wayne Hartford                        12,121,733 (1)                         65.59%
43 Fairmeadow Avenue
Toronto, Ontario,
M2P 1W8, Canada

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Dr. Philip Whiting                       33,333 (6)                             less than 5%
21727 Vanneck Road, R.R. #4                                                     (0.18%)
Komoka, Ontario,
N04 1R0, Canada

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
David J. Trudel                          250,000 (4)                            less than 5%
7113 Hickling Crescent,                                                         (1.35%)
Mississauga, Ontario,
L5N 5A3, Canada

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Searle                          379,001 (2)                            less than 5%
11084 Sheppard Avenue E.                                                        (2.05%)
Scarborough, Ontario
M1B 1G2, Canada

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Stephen J. Yovetich                      87,000 (3)                             less than 5%
3 Whithorn Avenue,                                                              (0.47%)
Kanata, Ontario,
K2K 3A6, Canada

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
W. Bruce Clark                           126,000 (5)                            less than 5%
7 Mullet Road,                                                                  (0.68%)
Toronto, Ontario,
M2M 2A7, Canada

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------


David Peterson                           Nil                                    N/A
8 Gibson AVenue
Toronto, Ontario
M4R 1T5, Canada

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Karen Beliveau                           NIl                                    N/A
27 Kirklees Road
Sherwood Park, Alberta
T8A 5H5, Canada

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
All Officers and Directors               12,997,107(7)                          70.33%
as a Group (eight persons)
======================================== ====================================== ======================================

(1) Estimate includes shares owned by Bonita A. Hartford, Mr. D. Wayne Hartford's wife, and Bonhart Holdings Corporation, a corporation controlled by Bonita A. Hartford and also shares owned by Hartford Investments Corporation II and D.W. Hartford & Associates Inc., both corporations controlled by Mr. Hartford. Includes options and warrants exercisable into 300,950 shares within 60 days.

(2) Includes 12,000 shares issued in the name of Margaret E. Searle, Mr. Searle's wife. Includes options exercisable into 200,334 shares within 60 days.

(3)       Includes options exercisable into 67,000 shares within 60 days

(4)       Includes options exercisable into 200,000 shares within 60 days.

(5) Includes 74,000 shares owned by Margaret Clark, Mr. Clark's wife and options exercisable into 50,000 shares within 60 days.

(6)       Consists of options exercisable into 33,333 shares within 60 days .

(7) Includes 12,145,490 shares issued and outstanding, together with the shares underlying the aggregate 851,617 options and warrants listed herein as being exercisable within 60 days.

Statement of Executive Compensation

Summary Compensation Table

The following table contains information about the compensation paid to, or earned by, the person who was at September 30, 2001 the President and Chief Executive Officer of the Corporation and the other four most highly compensated executive officers (as defined under applicable law) of the Corporation (collectively, the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE


==============================================================================================================================

                                          Annual Compensation                Long Term Compensation
                                   -------------------------------------------------------------------------
                                   -------------------------------------------------------------------------

                                                                               Awards             Payouts
                                                                      --------------------------------------
                                                                      --------------------------------------

                                                                       Securities   Restricted
                                                                         Under      Shares or
   Name and Principal    Year       Salary    Bonus    Other Annual     Options/    Restricted     LTIP         All Other
        Position         Ended 30   (Cdn.$)  (Cdn.$)   Compensation   SARs Granted Share Units    Payouts     Compensation
                           Sept.                          (Cdn.$)         (#)        (Cdn.$)      (Cdn.$)        (Cdn.$)



------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

D. Wayne Hartford(1)       2001     214,200    Nil        13,200          Nil          Nil          Nil            Nil
President and Chief        2000     214,200    Nil        13,200        901,900        Nil          Nil            Nil
Executive Officer          1999     214,200    Nil        13,200          Nil          Nil          Nil            Nil

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
David Trudel               2001     100,000    Nil        12,420          Nil          Nil          Nil            Nil
Chief Operating Officer    2000     27,500     Nil         3,105        300,000        Nil          Nil            Nil
and President, Battery     1999       N/A      N/A          N/A           N/A          N/A          N/A            N/A
Division
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Terrance B. Kimmel(2)      2001     40,833     Nil          Nil           Nil          Nil          Nil            Nil
Former Vice-President      2000     100,000    Nil          Nil         300,000        Nil          Nil            Nil
and General Manager        1999     16,667     N/A          N/A           N/A          N/A          N/A            N/A
==============================================================================================================================

Note:

(1) Such fees are paid to D.W. Harford & Associates Inc., a management company controlled by Mr. Harford that provides management services to the Corporation.
(2) Mr. Kimmel joined EVI (Canada) on August 1, 1999 and resigned on January 31, 2001. 100,000 of Mr. Kimmel's 300,000 options were cancelled as of his resignation date. The remaining 200,000 options expired on April 30, 2001.

Options Exercised and Value of Unexercised Options

The following table provides detailed information regarding options exercised by the Named Executive Officers during the fiscal year ended September 30, 2001. In addition, details on remaining options held are provided.

   Aggregated Option Exercises During the Fiscal Year Ended September 30, 2001
                           and Year End Option Values


===================================================================================================================
                                                                                                  Value of
                                                                  Unexercised options           Unexercised
                                                                 at Financial Year End          in-the-money
                                                                     Exercisable/                options at
                              Securities        Aggregate            Unexercisable           Financial Year End
                              acquired on    value realized               (#)                   Exercisable/
                               Exercise            ($)                                       Unexercisable (1)
Name                              (#)                                                               ($)
                                                              -----------------------------------------------------
                                                              -----------------------------------------------------
                                                               Exercis-   Unexer-cisable   Exercis-
                                                                 able                        able      Unexer-cisable
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

D. Wayne Hartford               551,900        US$275,950         Nil         350,000        $Nil         $Nil

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
David Trudel                      Nil              Nil          200,000       100,000        $Nil         $Nil
===================================================================================================================

(1) The closing price of the Corporation's common shares on September 30, 2001 was Cdn. $0.54 on the Canadian Venture Exchange and U.S.$0.45 on the NASD OTC Bulletin Board.

Long-Term Compensation Plans

Other than the granting of stock options described above, there are no long-term compensation plans for the Named Executive Officer.

Compensation Of Directors

The directors of the Corporation receive no cash compensation from the Corporation in their capacity as directors. During the fiscal year ended September 30, 2001, options to purchase 100,000 Common Shares of the Corporation at the market price on the date of grant of US$0.65625 were granted to directors of the Corporation and options to purchase 50,000 Common Shares of the Corporation to directors of the Corporation were extended to July 31, 2001.

Indebtedness Of Directors, Executive Officers And Senior Officers

During the fiscal year ended September 30, 2001, no loans were made by the Corporation to any senior officer or director or any key employee of the Corporation or any of their other respective associates for any reason whatsoever and no senior officer, director or key employee was indebted to the Corporation as at September 30, 2001.

Interest of Insiders in Material Transactions

None of the insiders of the Corporation nor any proposed nominee for election as a director, nor any associate or affiliate of said persons, has had any material interest, direct or indirect, in any transaction, which has materially affected or would materially affect the Corporation or any of its subsidiaries, other than as follows:

As at September 30, 2001, US$495,302 was due by the Corporation to D. Wayne Hartford, the President and Chief Executive Officer of the Corporation and to a company controlled by Mr. Hartford. Approximately US$301,000 of such total bears interest at the rate of 7% per annum with no specified repayment terms.

The Corporation was charged approximately US$139,000, US$146,000, US$143,000 and US$709,000 for the years ended September 30, 2001, 2000, 1999 and for the period from inception through September 30, 2001, respectively, by a company controlled by the Corporation's President and Chief Executive Officer for the provision of management services.

During  the  year  ended   September  30,  2000,  the  Corporation  was  charged
approximately US$109,000 by one of its previous officers for research and development charges.

The Corporation was charged approximately US$120,000, US$34,000, US$17,000 and US$198,000 for legal services for the years ended September 30, 2001, 2000 and 1999 and for the period from inception through September 30, 2001, respectively, by the law firm Cassels Brock & Blackwell LLP. Bruce Clark, and David Peterson, both directors of the Corporation, are partners of Cassels Brock & Blackwell LLP.

During the year ended September 30, 2001, Bonita A. Hartford, the spouse of the President and CEO of the Corporation, advanced Cdn. $150,000 to the Corporation to fund working capital requirements during the period when the Corporation's public offering of Common Shares in Canada was being marketed. In consideration of such advance, the Board of Directors granted Mrs. Hartford 67,416 Series E Special Warrants entitling the holder to purchase 67,416 common shares of the Corporation exercisable through June 11, 2003 at the market price on the date of grant of US$0.58. The President and CEO of the Corporation did not attend the Board meeting at which the matter was discussed, at the specific request of legal counsel. The advance was repaid in August 2001 out of the proceeds of the Corporation's public offering of Common Shares in Canada.

Management Contracts

Management functions of the Corporation are performed by directors, executive officers or senior officers of the Corporation and not, to any substantial degree, by any other person with whom the Corporation has contracted.

Particulars of Matters to be Acted Upon

Election of Directors

Seven directors will be elected at the Meeting and unless authority to do so is withheld, the persons named in the enclosed form of proxy intend to vote for the election of the nominees whose names are set forth below. The affirmative vote of a plurality of the outstanding common shares entitled to vote for Directors at the Meeting is required to elect the Directors. All proxies timely received will be voted for the election as Directors of the nominees specified in the enclosed proxy if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Corporation knows of no reason to anticipate that this will occur. Management does not contemplate that any of the nominees will be unable to serve as a director but if that should occur for any reason prior to the Meeting or any adjournment thereof, it is intended that discretionary authority shall be exercised by the persons named in the enclosed form of proxy to vote the proxy for the election of any other person or persons in place of any nominee or nominees unable to serve. Each director elected will hold office until the close of business of the first annual meeting of shareholders of the Corporation following his election unless his office is earlier vacated in accordance with the Corporation's by-laws.

The statement as to the shares of the Corporation beneficially owned or over which control or direction is exercised by the nominees for election as directors hereinafter named is in each instance based upon information furnished by the person concerned.

The following table sets forth certain information as at February 28, 2002, pertaining to the persons proposed to be nominated for election as directors.



                                                                                      Number and Percentage of
                                                                                      Shares Beneficially Owned,
                                  Principal Occupation                                Directly or Indirectly or
       Name and Age                  or Employment           Year First               Over Which Control or
                                                             Became a Director        Direction is Exercised

D. Wayne Hartford - 56       President and Chief Executive          July 1997                 11,820,823
Toronto, Ontario             Officer of the Corporation                                         67.05%

Dr. Philip Whiting - 45      President, Phil Whiting               March 2001                     Nil
Komoka, Ontario              Consulting (consulting
                             company)

Peter F. Searle - 63         Chief Financial Officer, Vice          July 1997                   178,667
Toronto, Ontario             President of Finance and                                            1.01%
                             Secretary of the Corporation

David Trudel - 48            Chief Operating Officer and          November 2000                 50,000
Mississauga, Ontario         President, Battery Division                                         0.28%
                             of the Corporation

W. Bruce Clark * - 48        Partner, Cassels Brock &             November 2000                 76,000
Toronto, Ontario             Blackwell LLP (law firm)                                            0.43%

Hon. David Peterson, P.C.,   Partner, Cassels Brock &             August, 2001                    Nil
Q.C. * - 58                  Blackwell LLP (law firm)
Toronto, Ontario

Karen Beliveau * - 47        Vice-President, External             August, 2001                    Nil
Sherwood Park, Alberta       Relations and Alliances,
                             Alberta Research Council


* Members of the Audit Committee.
The Corporation does not have an Executive Committee of its Board of Directors.

Mr. Wayne Hartford - President and Chief Executive Officer. Mr. Hartford has been President and Chief Executive Officer and a director of the Corporation since 1996. Mr. Hartford has over 18 years of experience in the battery business and 25 years experience in marketing packaged consumer goods. Mr. Hartford started in product management at Warner Lambert in 1967, moved to Kimberly Clark in 1970 as Marketing Manager and in 1973 became a Director of Marketing Services for Young and Rubicam. In 1974, Mr. Hartford founded D.W. Hartford & Associates Inc., a marketing consulting firm that became a full service advertising agency in 1976. In 1986, and in conjunction with Dr. Karl Kordesch, Mr. Hartford formed Battery Technologies Inc. ("BTI") and was responsible for the development and subsequent international launch of the rechargeable alkaline battery. Mr. Hartford served as President of BTI until joining the Corporation in 1996 and was responsible for many licensing ventures associated with that technology.

Dr. Philip Whiting - Vice President, Research and Development. Dr. Whiting is Vice President, Research and Development and a Director of the Corporation. He is also President and a director of EVI Canada. Dr. Whiting devotes approximately 50% of his time to the business of the Corporation. Dr. Whiting obtained a PhD in Chemistry from McGill University in 1981. Prior to joining the Corporation, Dr. Whiting was Vice President, Science and Technology of Trojan Technologies Inc., a manufacturer of water treatment products, from 1997 to 2000 and Vice President and Executive Scientist of Abitibi-Price Inc., an international paper and paper products company, from 1991 to 1997.

Mr. David J. Trudel - Chief Operating Officer and President of the Battery Division. Mr. Trudel was formerly Vice President, Market Development with Talisman International Inc. (a Canadian battery manufacturer), from August 1997 to January 2000, and was responsible for the marketing, sales and administration of alkaline equipment turnkey systems as well as OEM and export battery sales initiatives. Prior thereto, Mr. Trudel was, from May 1995 to August 1997, Vice President, Market Development with BTI and was responsible for licensing RAM
(TM)(Rechargeable Alkaline Manganese) Technology, equipment sales and the development of industrial markets for RAM(TM) batteries. Mr. Trudel was, from November 1993 and remains today, President of 1122613 Ontario Limited, operating as RMI Marketing International, a private battery marketing consulting corporation. Prior thereto, Mr. Trudel was Vice President of Operations and Sales of a division of Indal Limited.

Mr. Peter F. Searle - Vice President of Finance, Chief Financial Officer and Secretary. Mr. Searle is Vice President, Finance, Chief Financial Officer, Secretary and a Director of the Corporation and EVI Canada. Mr. Searle is a chartered accountant in both Canada and the U.K. and since 1975 has been President of Postscript Financial Services Inc., a corporation that provides financial consulting and accounting services in Canada. Prior to joining the Corporation in 1996, Mr. Searle served from 1979 to 1984 as Vice President Finance, and from 1984 to 1987, as Senior Vice President Finance and Secretary of Standard Broadcasting Corporation Limited, a Canadian owned major public broadcasting corporation with radio and cable television interests in Canada, the US and Europe.

Mr. Stephen J. Yovetich - Assistant General Manager. Mr. Yovetich is an officer of the Corporation and general manager of the Ottawa development facility. Prior to joining the Corporation in April 2000, Mr. Yovetich was employed by Queen's University from July 1996 to April 2000 as a coordinator in the Department of Athletics, and an Instructor in the School of Physical and Health Education.

Mr. Bruce Clark - Director and Chairman of the Audit Committee. Mr. Clark has been a partner of the law firm of Cassels Brock & Blackwell LLP since 1986. Mr. Clark practices corporate, commercial and securities law and provides services to a broad range of public and private corporations as well as to various governmental ministries and agencies. Mr. Clark is a past Chair of the Executive Committee and Finance Committee of the firm.

Ms. Karen Beliveau - Director and member of the Audit Committee. Ms. Beliveau is Vice-President, External Relations and Alliances for the Alberta Research Council Inc. ("ARC") and is responsible for business intelligence and technology foresight, developing partnerships and alliances with the public and private sector and increasing awareness of ARC's role as an innovation leader in Canada. Ms. Beliveau was previously Director of the Technology Commercialization Office of ARC.

The Hon. David Peterson - Director and member of the Audit Committee. Mr. Peterson is a senior partner and Chairman of the law firm of Cassels Brock & Blackwell LLP. Mr. Peterson served as Premier of the Province of Ontario between 1985 and 1990 and is currently on the Boards of Directors of many public companies including Rogers Communications Inc., Rogers AT&T Wireless, and Ivanhoe Cambridge Limited. He chairs, or is, or has been, a member of many charitable, cultural and environmental organizations including Ontario March of Dimes, University of Toronto Governing Council and Canadian Club. He is the recipient of many awards including Knight of the Order of the Legion of Honour of France.

Board of Directors Meetings and Committees

During the 2001 fiscal year there were 2 meetings of the Board of Directors. A quorum of Directors was present, either in person or by telephone conference call, for all of the meetings. At one of such meetings, a single director of the Corporation did not attend at the specific request of legal counsel in view of the subject matter. Actions were also taken on 13 occasions during the year by the unanimous written consent of the Directors.

Audit and other Committees

On October 2, 2001, the Corporation established an Audit Committee with no formal charter. The Audit Committe has been delegated the following responsiblities: assists the Directors in the discharge of their duties relating to the Corporation's accounting principles, reporting practices and internal controls, including reviews the Corporation's audited and unaudited financial statements and meets with the Corporation's management and Auditors for that purpose.

The members of Audit Committee include W. Bruce Clark, the Hon. David Peterson, P.C., Q.C. and Karen Beliveau, none of whom are employees of the Corporation.

The Audit Committee met in December 2001 and amongst other matters reviewed and discussed the audited financial statements with management, discussed with the auditors the matters required to be discussed by SAS 61, received and discussed the independence of the auditors as required by Independence Standards Board Standard No. 1 and recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB filed in the U.S. and also in Canada.

W. Bruce Clark (Chairman)
Hon. David Peterson, P.C., Q.C.
Karen Beliveau

The Board of Directors does not have a Compensation Committee.

Approval of the new Stock Option Plan

Currently, the Corporation grants options to purchase Common Shares pursuant to the Corporation's Original Share Option Plan. A maximum of 2,000,000 Common Shares may be reserved for issuance in connection with option grants under the Original Share Option Plan. As of October 2, 2001, the Corporation had 1,627,500 Common Shares reserved for issuance pursuant to options outstanding under the Original Share Option Plan.

The Board considers it very important to provide a meaningful incentive to persons to join and remain with the Corporation and remain committed to the growth and development of the Corporation. On October 2, 2001, the Board approved a 2001 share option plan (the "2001 Share Option Plan") which is designed to advance the interests of the Corporation by encouraging employees, officers, directors and consultants to have equity participation in the Corporation through the acquisition of Common Shares. The 2001 Share Option Plan was prepared in compliance with the rules and policies of the Canadian Venture Exchange Inc. (the "CDNX").

Pursuant to the 2001 Share Option Plan, the maximum number of Common Shares available for issuance from treasury is 3,500,000 Common Shares. The number of Common Shares reserved for issuance pursuant to the 2001 Share Option Plan is equal to approximately 20% of the issued and outstanding Common Shares.

Prior to the adoption of the 2001 Share Option Plan, an aggregate of 1,627,500 Common Shares were reserved for issuance under the Original Share Option Plan in connection with outstanding options. Of the total number of Common Shares to be reserved under the 2001 Share Option Plan, up to 1,872,500 Common Shares are reserved for issuance under the 2001 Share Option Plan and 1,627,500 Common Shares remain reserved for issuance upon the exercise of options granted under the Original Share Option Plan. In the event that options granted under the Original Share Option Plan terminate or are cancelled, the Common Shares underlying such options will be available to be issued upon the exercise of options granted under the 2001 Share Option Plan. Upon the approval of the 2001 Share Option Plan, no further options will be able to be granted under the Original Share Option Plan.

In October and November 2001 and January 2002, the Board approved the proposed grant of 810,000 options, subject to any regulatory or shareholder approval required to be obtained in connection with such grant. The options vest as to one-third on each of the six, twelve and eighteen month anniversary from the date of grant. The Board has determined that these options will be granted under the 2001 Share Option Plan. The options were granted as follows:


                              Position with      Number of Common      Exercise                         Market Value
Name                         the Corporation          Shares            Price         Expiry Date       as of March
                                                                       (Cdn.$)                          27, 2002(1)
----                         ---------------          ------            -----         -----------       -------------

Karen Beliveau                 Director              100,000           $0.648         Oct. 31,2006        $40,000

Bruce Clark                    Director               50,000           $0.648        Oct. 31, 2006        $20,000

D. Wayne Hartford           Officer/Director         200,000           $0.648        Oct. 31, 2006        $80,000

Hodgkinson Ventures Inc.       Consultant             10,000           $0.632        Nov. 21, 2006         $4,000

Doug James                       Officer             100,000           $0.632        Nov. 21, 2006        $40,000

Karl Kordesch                  Consultant             25,000           $0.648        Oct. 31, 2006        $10,000

David Peterson                  Director             100,000           $0.426         Oct. 1, 2006        $40,000

Peter Searle                Officer/Director          50,000           $0.648        Oct. 31, 2006        $20,000

David Trudel                Officer/Director          50,000           $0.648        Oct. 31, 2006        $20,000

Philip Whiting              Officer/Director          50,000           $0.426         Oct. 1, 2006        $20,000

Stephen Yovetich                 Officer              25,000           $0.648        Oct. 31, 2006        $10,000

Steven Carkner                  Employee              50,000           $0.502        Jan. 10, 2007        $20,000

Officers as a group                                  325,000           $0.648        Oct. 31, 2006        $130,000
                                                     100,000           $0.632         Nov.21, 2006        $40,000
                                                      50,000           $0.426         Oct. 1, 2006        $20,000

Directors as a group                                 150,000           $0.648        Oct. 31, 2006        $60,000
(who are not officers)                               100,000           $0.426         Oct. 1, 2006        $40,000

Employees as a group                                  50,000           $0.502        Jan. 10, 2007        $20,000


(1) The closing price of the Corporation's Common Shares on the Canadian Venture Exchange on March 27, 2002 was Cdn.$0.40.
(2) As of the date hereof, the above options have no value since the exercise price of such options are higher than the market price.

Shareholders are being asked to consider and, if deemed advisable, to pass a resolution to authorize and to approve the adoption of the 2001 Share Option Plan and to ratify and confirm the grant of 810,000 options under the 2001 Share Option Plan as described above.

Under the 2001 Share Option  Plan,  stock  options may be granted to  employees, officers, directors and consultants of the Corporation and designated affiliates. In determining the terms of each grant of stock options, consideration is given to the participant's present and potential contribution to the success of the Corporation. The exercise price per share is not to be less than the average closing price of the Common Shares on the CDNX for the last five trading days on which the Common Shares actually traded immediately preceding the date on which the stock option is granted. Options may be granted subject to vesting requirements. The maximum number of stock options granted to any one insider and such insider's associates pursuant to the 2001 Share Option Plan and any other share compensation arrangements, within a one-year period, is limited to 5% of the total number of Common Shares then outstanding. The maximum number of Common Shares reserved for issuance to any one person pursuant to the grant of stock options under the 2001 Share Option Plan is limited to 5% of the number of outstanding Common Shares then outstanding. Other than the restrictions noted above, there are no restrictions on the number of stock options available for grant to insiders pursuant to the 2001 Share Option Plan or the number of Common Shares issuable upon exercise of stock options. The 2001 Share Option Plan is administered by the Board.

In order to be effective, the resolution with respect to the adoption of the 2001 Share Option Plan and the ratification and confirmation of the grant of 810,000 options under the 2001 Share Option Plan must be approved by the affirmative vote of a majority of the votes cast thereon at the Meeting other than votes attaching to Common Shares beneficially owned by insiders to whom stock options may be issued pursuant to the 2001 Share Option Plan or by such persons associates. The 2001 Share Option Plan is subject to the approval of the CDNX.

The Corporation does not presently intend to issue options under the 2001 Share Option Plan to U.S. persons. In the event that the Corporation grants options pursuant to such plan at an exercise price below market price on the date of issue, the Corporation will be required to record the accounting cost thereof in the expenses reported in the Corporation's Statement of Earnings.

Unless otherwise indicated, the persons named in the accompanying proxy intend to vote for the resolution to approve the adoption of the 2001 Share Option Plan and to ratify and confirm the grant of 810,000 options under the 2001 Share Option Plan on any ballot requested or required by law. In order for the resolution to pass, the Corporation must receive a majority of the votes cast by all shareholders at the shareholders' meeting, excluding votes attaching to the common shares beneficially owned by insiders or associates of insiders to whom options may be issued under the stock option plan. An "Insider" is defined as
(i) a director or senior officer of the Issuer, (ii) a director or senior officer of a Company that is an Insider or subsidiary of the Issuer; (iii) a Person that beneficially owns or controls, directly or indirectly, Voting Shares carrying more than 10% of the voting rights attached to all outstanding Voting Shares of the Issuer, or (iv) the Issuer itself if it holds any of its own securities. Management recommends to vote for the resolution to approve the adoption of the 2001 Share Option Plan and to ratify and confirm the grant of 810,000 options under the 2001 Share Option Plan.

The text of the resolution to be submitted to shareholders at the Meeting is set forth below:

"NOW THEREFORE BE IT resolved that:

1. The adoption of the 2001 Share Option Plan by the Corporation in the form attached to the Management Information Circular of the Corporation dated March 28, 2002 as Schedule "A" is hereby authorized and approved.

2. The grant of 810,000 options to purchase Common Shares exercisable at prices ranging from Cdn. $0.426 to Cdn. $0.648 per share to the persons and on the terms described in the Management Information Circular of the Corporation dated March 28, 2002 is hereby ratified and confirmed.

3. Any one director or officer of the Corporation be and he is hereby authorized and directed to execute and deliver under corporate seal or otherwise, all such deeds, documents, instruments and assurances and to do all such acts and things as in his opinion may be necessary or desirable to give effect to this resolution."

Appointment of Auditors

Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of Goldstein Golub Kessler LLP, ("GGK"), Certified Public Accountants, as the auditors of the Corporation for the next year and to authorize the directors to fix their remuneration. GGK were the auditors of the Corporation during the previously completed fiscal year. The Corporation incurred the sum of approximately US$62,700 as remuneration for

GGK's services during the previously completed fiscal year in respect of Audit Fees. The Corporation incurred additionally the sum of approximately US$80,700 as remuneration for GGK's services during the previously completed fiscal year respecting All Other Fees, primarily in respect of a prospectus and registration statements.

GGK has a continuing relationship with American Express Tax and Business Services Inc. (TBS) from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

In order to pass this resolution, the Corporation must receive a majority of the votes cast.

It is not expected that a representative of Goldstein Golub Kessler LLP will be present at the Meeting.

Proposals for the Next Annual Meeting

Proposals which shareholders intend to present at the Corporation's next annual meeting must be received by the Corporation by December 6, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Echange Act of 1934 (the "Exchange Act") requires officers and directors and persons who own more than ten percent of the Corporation's common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) reports that they file.

Based solely upon review of the copies of such reports furnished to the Corporation and representations from certain of the Corporation's executive officers and directors that no other such reports were required, the Corporation believes that during the year ended September 30, 2001 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with on a timely basis.

General

Except as otherwise indicated, information contained herein is given as of the date hereof. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting or any adjournment thereof, the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting the proxy.

Directors' Approval

The contents and the sending of this management information circular to shareholders of the Corporation have been approved by the directors of the Corporation.


         DATED at Toronto, Ontario, this 28th day of March, 2002.

                                  BY ORDER OF THE BOARD



                                  (signed) D. Wayne Hartford
                                          President and Chief Executive Officer

                               ENERGY VISIONS INC.

                             2001 Share OPTION Plan

                                    ARTICLE 1
                                     GENERAL

1.1      Purpose

         The purpose of this Plan is to advance the interests of the Corporation by (i) providing Eligible Persons with additional incentive; (ii) encouraging stock ownership by Eligible Persons; (iii) increasing the proprietary interest of Eligible Persons in the success of the Corporation; (iv) encouraging Eligible Persons to remain with the Corporation or its Affiliates; and (v) attracting new employees, officers, directors and Consultants to the Corporation or its Affiliates.

1.2      Administration

         (a) This Plan will be administered by the Board or a committee of the Board duly appointed for this purpose by the Board and consisting of not less than 3 directors. If a committee is appointed for this purpose, all references to the term "Board" will be deemed to be references to the committee.

         (b) Subject to the limitations of this Plan, the Board has the authority: (i) to grant Options to purchase Shares to Eligible Persons; (ii) to determine the terms, including the limitations, restrictions and conditions, if any, upon such grants; (iii) to interpret this Plan and to adopt, amend and rescind such administrative guidelines and other rules and Regulations relating to this Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority; and (iv) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable. The Board's guidelines, rules, Regulations, interpretations and determinations will be conclusive and binding upon all parties.

1.3      Interpretation

         For the purposes of this Plan, the following terms will have the following meanings unless otherwise defined elsewhere in this Plan:

         A. "Affiliate" means any corporation that is an affiliate of the Corporation as defined in the Securities Act (Ontario);

         B. "Affiliated Entity" means a person or corporation which is an affiliated entity of the Corporation as defined in Rule 45-503 to the Securities Act (Ontario);

         C. "Associate ", where used to indicate a relationship with any person or company, means: (i) any company of which such person or company beneficially owns, directly or indirectly, voting securities carrying more than 10 per cent of the voting rights attached to all voting securities of the company for the time being outstanding; (ii) any partner of that person or company;
               (iii) any trust or estate in which such person or company has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity; (iv) any relative of that person who resides in the same home as that person; (v) any person who resides in the same home as that person and to whom that person is married, or any person of the opposite sex or the same sex who resides in the same home as that person and with whom that person is living in a conjugal relationship outside marriage; or (vi) any relative of a person mentioned in clause (v) who has the same home as that person;

         D. "Board" means the Board of Directors of the Corporation or a committee thereof appointed in accordance with the Plan;

         E.    "CDNX" means the Canadian Venture Exchange Inc.

         F. "Change of Control" means the occurrence of any one or more of the following events:

                  (i). a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its Affiliates and another corporation or other entity, as a result of which the holders of Shares prior to the completion of the transaction hold less than 50% of the outstanding shares of the successor corporation after completion of the transaction;

                  (ii). the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of assets, rights or properties of the Corporation and/or any of its Subsidiaries which have an aggregate book value greater than 30% of the book value of the assets, rights and properties of the Corporation and its Subsidiaries on a consolidated basis to any other person or entity, other than a disposition to a wholly-owned subsidiary of the Corporation in the course of a reorganization of the assets of the Corporation and its subsidiaries;

                  (iii). a resolution is adopted to wind-up, dissolve or liquidate the Corporation;

                  (iv). any person, entity or group of persons or entities acting jointly or in concert (an "Acquiror") acquires or acquires control (including, without limitation, the right to vote or direct the voting) of Voting Securities of the Corporation which, when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror (as such terms are defined in the Act) to cast or to direct the casting of 20% or more of the votes attached to all of the Corporation's outstanding Voting Securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);

                  (v). as a result of or in connection with: (A) a contested election of directors, or; (B) a consolidation, merger, amalgamation, arrangement or other reorganization or acquisitions involving the Corporation or any of its affiliates and another corporation or other entity, the nominees named in the most recent management information circular of the Corporation for election to the Board shall not constitute a majority of the Board; or

                  (vi). the Board adopts a resolution to the effect that a Change of Control as defined herein has occurred or is imminent.

                    For the purposes of the foregoing, "Voting Securities" means Shares and any other shares entitled to vote for the election of directors and shall include any security, whether or not issued by the Corporation, which are not shares entitled to vote for the election of directors but are convertible into or exchangeable for shares which are entitled to vote for the election of directors including any options or rights to purchase such shares or securities;

         G. "Consultants" means individuals, other than employees and officers and directors of the Corporation or an Affiliated Entity that (i) are engaged to provide on a bona fide basis consulting, technical, management or other services to the Corporation or any Affiliated Entity under a written contract between the Corporation or the Affiliated Entity and the individual or a company of which the individual consultant is an employee or shareholder or a partnership of which the individual consultant is an employee or partner and (ii) in the reasonable opinion of the Corporation, spend or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliated Entity;

         H.         "Corporation" means Energy Visions Inc.;

         I. "Eligible Person" means, subject to the Regulations and to all applicable law, any bona fide employee, officer, director, or Consultant of (i) the Corporation or (ii) any Affiliated Entity (and includes any such person who is on a leave of absence authorized by the Board or the Board of Directors of any Affiliated Entity);

         J. "Holding Company" means a holding company wholly owned and controlled by an Eligible Person;

         K. "Insider" means: (i) an insider as defined in the Securities Act (Ontario) other than a person who is an Insider solely by virtue of being a director or senior officer of a Subsidiary of the Corporation; and (ii) an Associate of any person who is an Insider by virtue of (i);

         L. "Option" means a right granted to an Eligible Person to purchase Shares pursuant to the terms of this Plan;

         M. "Participant" means an Eligible Person to whom or to whose RRSP or to whose Holding Company an Option has been granted;

         N.         "Plan" means the Corporation's 2001 Share Option Plan;

         O. "Regulations" means the regulations made pursuant to this Plan, as same may be amended from time to time;

         P. "Retirement" in respect of a Participant means the Participant ceasing to be an employee, officer, director or Consultant of the Corporation or an Affiliated Entity after attaining a stipulated age in accordance with the Corporation's normal retirement policy or earlier with the Corporation's consent;

         Q. "Retirement Date" means the date that a Participant ceases to be an employee, officer, director or Consultant of the Corporation or an Affiliated Entity due to the Retirement of the Participant;

         R.         "RRSP" means a registered retirement savings plan;

         S. "Shares" means the common shares in the capital of the Corporation;

         T. "Subsidiary means a corporation which is a subsidiary of the Corporation as defined under the Securities Act (Ontario);

         U. "Termination" means: (i) in the case of an employee, the termination of the employment of the employee with or without cause by the Corporation or an Affiliated Entity or cessation of employment of the employee with the Corporation or an Affiliated Entity as a result of resignation or otherwise other than the Retirement of the employee; (ii) in the case of an officer or director, the removal of or failure to re-elect or re-appoint the individual as an officer or director of the Corporation or an Affiliated Entity (other than through the Retirement of an officer); and (iii) in the case of a Consultant, the termination of the services of a Consultant by the Corporation or an Affiliated Entity (other than through the Retirement of a Consultant);

         V. "Termination Date" means the date on which a Participant ceases to be an Eligible Person due to the Termination of the Participant; and

         W. "Transfer" includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other arrangement by which possession, legal title or beneficial ownership passes from one person to another, or to the same person in a different capacity, whether or not voluntary and whether or not for value, and any agreement to effect any of the foregoing.

         Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine.

         This Plan is to be governed by and interpreted in accordance with the laws of the Province of Ontario.

1.4      Shares Reserved under the Share Option Plan

         (a) The aggregate maximum number of Shares available for issuance from treasury under this Plan is 3,500,000 Shares. The aggregate maximum number represents the sum of: (i) up to 1,872,500 Shares reserved under this Plan, subject to adjustment or increase of such number pursuant to Section 3.3; and (ii) such number of Shares as are reserved for outstanding options under the original share option plan of the Corporation which are cancelled or otherwise terminated without exercise provided such number of Shares shall not exceed 1,627,500 Shares. Any Shares subject to an Option which has been granted under the Plan or the original share option plan and which have been cancelled or terminated in accordance with the terms of the respective plan without having been exercised will again be available under the Plan.

         (b) The aggregate number of Options granted to any one Insider and such Insider's Associates, within a one-year period, shall not exceed 5% of the total number of Shares then outstanding. The aggregate number of Shares reserved for issuance to any one person pursuant to the grant of Options shall not exceed 5% of the total number of Shares then outstanding. For purposes of this Section 1.4, the number of Shares then outstanding shall mean the number of Shares outstanding on a non-diluted basis immediately prior to the proposed grant of the applicable Option or the exercise of the applicable Option.

                                    ARTICLE 2
                       OPTION GRANTS AND TERMS OF OPTIONS

2.1      Grants

         Subject to this Plan, the Board will have the authority to determine the limitations, restrictions and conditions, if any, in addition to those set out in this Plan, applicable to the exercise of an Option, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of Shares acquired upon exercise of the Option, and the nature of the events, if any, and the duration of the period in which any Participant's rights in respect of Shares acquired upon exercise of an Option may be forfeited. An Eligible Person, an Eligible Person's RRSP and an Eligible Person's Holding Company may receive Options on more than one occasion under this Plan and may receive separate Options on any one occasion.

2.2      Exercise of Options

         (a) Options granted must be exercised no later than 10 years after the date of grant or such lesser period as the applicable grant or Regulations may require. Notwithstanding the foregoing, if the Corporation is listed as a Tier 2 issuer on the CDNX, Options granted must be exercisable for no more than 5 years or such other date approved by the CDNX or in compliance with the rules and policies of the CDNX.

         (b) The Board may determine when any Option will become exercisable and may determine that the Option will be exercisable in instalments or pursuant to a vesting schedule.

         (c) No fractional Shares may be issued and the Board may determine the manner in which fractional Share value will be treated.

         (d) A minimum of 100 Shares must be purchased by a Participant upon exercise of Options at any one time, except where the remainder of Shares available for purchase pursuant to Options granted to such Participant totals less than 100.

2.3      Vesting

         Each Option shall vest and be exercisable as determined by the Board and otherwise pursuant to terms as may be determined by the Board in connection with the grant thereof, subject to compliance with the rules and policies of the CDNX or such other stock exchange as the Corporation may then be listed for trading. If the Corporation is listed as a Tier 2 issuer on the CDNX, Options granted hereunder shall include the following minimum vesting schedule, or such other vesting schedule approved by the CDNX or in compliance with the rules and policies of the CDNX.


------------------------------- ------------------------------------------ -------------------------------------------
                                                                                       Cumulative No. of
         Vesting Date                   No of Options Exercisable                     Options Exercisable

------------------------------- ------------------------------------------ -------------------------------------------
------------------------------- ------------------------------------------ -------------------------------------------
Six Months                      One-third of original number granted       One-third of original number granted
------------------------------- ------------------------------------------ -------------------------------------------
------------------------------- ------------------------------------------ -------------------------------------------
Twelve Months                   One-third of original number granted       Two-thirds of original number granted
------------------------------- ------------------------------------------ -------------------------------------------
------------------------------- ------------------------------------------ -------------------------------------------
Eighteen Months                 One-third of original number granted       100% of original number granted
------------------------------- ------------------------------------------ -------------------------------------------


         Notwithstanding anything contained in this Plan, an amendment to the vesting provisions of any Option otherwise than in compliance with the rules and policies of the CDNX shall be subject to CDNX approval.

2.4      Option Price

         The Board will establish the exercise price of an Option at the time each Option is granted provided that such price shall not be less than the average closing price of the Shares on the CDNX (or, if such Shares are not then listed and posted for trading on the CDNX, on such other stock exchange on which the Shares are listed and posted for trading as may be selected by the Board) for the last five trading days on which the Shares actually traded immediately preceding the date of grant of such Option and any allowable discounts. Notwithstanding the foregoing, if the exercise price of an Option is lower than the Discounted Market Price, as defined in the CDNX Corporate Finance Manual, such Option grant shall be subject to CDNX approval.

2.5      Grant to Participant's RRSP or Holding Company

         Upon written notice from an Eligible Person, any Option that might otherwise be granted to that Eligible Person, will be granted, in whole or in part, to an RRSP or a Holding Company established by and for the sole benefit of the Eligible Person.

2.6      Termination, Retirement or Death

         (a)        In  the  event  of  the   Termination  or  Retirement  of  a
                    Participant, each Option held by the Participant, the Participant's RRSP or the Participant's Holding Company will cease to be exercisable within a period of 30 days after the Termination Date or Retirement Date, as the case may be, or such longer period as determined by the Board. For greater certainty, such determination of a longer period may be made at any time subsequent to the date of grant of the Options, provided that no Option shall remain outstanding for any period which exceeds the earlier of: (i) the expiry date of such Option; and (ii) 12 months following the Termination Date or Retirement Date, as the case may be, of a non-management director of the Corporation or an Affiliate, or 36 months following the Termination Date or Retirement Date, as the case may be, in the case of all other Participants. The Board may delegate authority to the Chief Executive Officer, the President and/or the Chief Financial Officer of the Corporation to make any determination with respect to the expiry or termination date of Options held by any departing Participant, other than a departing non-management director. If any portion of an Option has not vested on the Termination Date or Retirement Date, as the case may be, the Participant, the Participant's RRSP or the Participant's Holding Company may not, after the Termination Date or Retirement Date, as the case may be, exercise such portion of the Option which has not vested, provided that the Board may determine at any time, including for greater certainty at any time subsequent to the date of grant of the Options, that such portion of the Option vests automatically or pursuant to a vesting schedule determined by the Board. The Board may delegate authority to the Chief Executive Officer, the President and/or the Chief Financial Officer to make any determination with respect to vesting of Options or any portion thereof held by any departing Participant. Without limitation, and for greater certainty only, this subsection (a) will apply regardless of whether the Participant was dismissed with or without cause and regardless of whether the Participant received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Option to vest. Notwithstanding the foregoing, if the Corporation is listed on the CDNX, Options held by a Participant will cease to be exercisable within a period of 90 days after the Termination Date or Retirement Date, as the case may be, or if the Participant is engaged in Investor Relations Activities, as defined in the CDNX Corporate Finance Manual, 30 days after the Termination Date or Retirement Date, as the case may be, or, in both cases, such shorter period as determined by the Board or such longer period approved by the CDNX or in compliance with the rules and policies of the CDNX.

         (b) If a Participant dies, the legal representatives of the Participant may exercise the Options held by the Participant, the Participant's RRSP and the Participant's Holding Company within a period after the date of the Participant's death as determined by the Board, for greater certainty such determination may be made at any time subsequent to the date of grant of the Options, provided that no Option shall remain outstanding for any period which exceeds the earlier of (i) the expiry date of such Option; and (ii) 12 months following the date of death of the Participant, but only to the extent the Options were by their terms exercisable on the date of death. The Board may determine at any time, including for greater certainty at any time subsequent to the date of grant of the Options, that such portion of the Option vests automatically or pursuant to a vesting schedule determined by the Board. The Board may delegate authority to the Chief Executive Officer, the President and/or the Chief Financial Officer to make any determination with respect to the expiry or termination date of Options or vesting of Options or any portion thereof held by any deceased Participant. If the legal representative of a Participant who has died exercises the Option of the

                    Participant or the Participant's RRSP or the Participant's Holding Company in accordance with the terms of this Plan, the Corporation will have no obligation to issue the Shares until evidence satisfactory to the Corporation has been provided by the legal representative that the legal representative is entitled to act on behalf of the Participant, the Participant's RRSP or the Participant's Holding Company to purchase the Shares under this Plan.

2.7      Option Agreements

         Each Option must be confirmed, and will be governed, by an agreement (an "Option Agreement") in the form of Schedule "A" (as the same may be amended from time to time by the Regulations) signed by the Corporation and the Participant or an RRSP of which the Participant is an annuitant or the Participant's Holding Company.

2.8      Payment of Option Price

         The exercise price of each Share purchased under an Option must be paid in full by bank draft or certified cheque at the time of exercise, and upon receipt of payment in full, but subject to the terms of this Plan, the number of Shares in respect of which the Option is exercised will be duly issued as fully paid and non-assessable. Share certificates representing the number of Shares in respect of which the Option has been exercised will be issued only upon payment in full of the relevant exercise price to the Corporation.

2.9      Acceleration on Change of Control

         In the event of a Change of Control, all Options outstanding shall be immediately exercisable, notwithstanding any determination of the Board pursuant to Section 2.2 hereof, if applicable. Notwithstanding the foregoing, if the Corporation is listed on the CDNX and a Change of Control occurs as provided for in subparagraph (ii) and (iv) of the definition of Change of Control, the Option shall only be immediately exercisable with the consent of the CDNX.

2.10     Amendment of Option Terms

         With the consent of any applicable regulatory authorities (as required) and the Participant affected thereby, the Board may amend or modify any outstanding Option in any manner to the extent that the Board would have had the authority to initially grant the Option as so modified or amended, including without limitation, to change the date or dates as of which, or the price at which, an Option becomes exercisable. Notwithstanding the foregoing, if required by the policies of the CDNX, disinterested shareholder approval will be obtained for any reduction in the exercise price if the Participant is an Insider at the time of a proposed amendment.

                                    ARTICLE 3
                                  MISCELLANEOUS

3.1      Right to Terminate Options on Sale of Corporation

         Notwithstanding any other provision of this Plan, if the Board at any time by resolution declares it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Corporation or any proposed merger, consolidation, amalgamation or offer to acquire all of the outstanding Shares (collectively, the "Proposed Transaction"), the Corporation may give written notice to all Participants advising that their respective Options, including Options held by their RRSP's or Holding Companies, may be exercised only within 30 days after the date of the notice and not thereafter, and that all rights of the Participants, their RRSP's and Holding Companies under any Options not exercised will terminate at the expiration of the 30-day period, provided that the Proposed Transaction is completed within 180 days after the date of the notice. If the Proposed Transaction is not completed within the 180-day period, no right under any Option will be affected by the notice, except that the Option may not be exercised between the date of expiration of the 30-day period and the day after the expiration of the 180-day period.

3.2      Prohibition on Transfer of Options

         Options are personal to each Eligible Person and are non-assignable. No Eligible Person or RRSP or Holding Company of an Eligible Person may deal with any Options or any interest in them or Transfer any Options now or hereafter held by the Eligible Person or RRSP or Holding Company except in accordance with the Plan. If a Participant's Holding Company ceases to be wholly owned and controlled by the Participant, such Participant will be deemed to have Transferred any Options held by such Holding Company. A purported Transfer of any Options in violation of the Plan will not be valid and the Corporation will not issue any Share upon the attempted exercise of improperly Transferred Options.

3.3      Capital Adjustments

         If there is any change in the outstanding Shares by reason of a stock dividend or split, recapitalization, consolidation, combination or exchange of shares, or other fundamental corporate change, the Board will make, subject to any prior approval required of relevant stock exchanges or other applicable regulatory authorities, if any, an appropriate substitution or adjustment in (i) the exercise price of any unexercised Options under this Plan; (ii) the number or kind of shares or other securities reserved for issuance pursuant to this Plan; and (iii) the number and kind of shares subject to unexercised Options theretofore granted under this Plan; provided, however, that no substitution or adjustment will obligate the Corporation to issue or sell fractional shares. In the event of the reorganization of the Corporation or the amalgamation or consolidation of the Corporation with another corporation, the Board may make such provision for the protection of the rights of Eligible Persons,
Participants, their RRSP's and their Holding Companies as the Board in its discretion deems appropriate. The determination of the Board, as to any adjustment or as to there being no need for adjustment, will be final and binding on all parties.

3.4      Non-Exclusivity

         Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Eligible Person or Participant, subject to any required regulatory or shareholder approval.

3.5      Amendment and Termination

         (a) The Board may amend, suspend or terminate this Plan or any portion thereof at any time in accordance with applicable legislation, and subject to any required regulatory or shareholder approval. Subject to Section 3.1, no amendment, suspension or termination will alter or impair any Options under this Plan, or any rights pursuant thereto, granted previously to any Participant, the Participant's RRSP or the Participant's Holding Company without the consent of that Participant.

         (b) If this Plan is terminated, the provisions of this Plan and any administrative guidelines, and other rules and Regulations adopted by the Board and in force at the time of this Plan, will continue in effect as long as any Options under this Plan or any rights pursuant thereto remain outstanding. However, notwithstanding the termination of this Plan, the Board may make any amendments to the Plan or the Options it would be entitled to make if this Plan were still in effect.

3.6      Compliance with Legislation

         The Board may postpone or adjust any exercise of any Option or the issue of any Shares pursuant to this Plan as the Board in its discretion may deem necessary in order to permit the Corporation to effect or maintain registration of this Plan or the Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that the Shares and this Plan are exempt from such registration. The Corporation is not obligated by any provision of this Plan or any grant hereunder to sell or issue Shares in violation of any applicable law. In addition, if the Shares are listed on a stock exchange, the Corporation will have no obligation to issue any Shares pursuant to this Plan unless the Shares have been duly listed, upon official notice of issuance, on a stock exchange on which the Shares are listed for trading.

3.7      Effective Date

         This Plan shall be effective on October 2, 2001, subject to approval by the shareholders of the Corporation at the next annual and special meeting of shareholders.

                                  SCHEDULE "A"

                               ENERGY VISIONS INC.

[Date]

PERSONAL & CONFIDENTIAL

[Name]

[Address]

Dear [Name]:

         The Corporation's 2001 Share Option Plan (the "Plan") permits the Board of Directors to grant options to officers, employees and others whose contribution to the Corporation is significant. In recognition of your contribution to the Corporation and in order to permit you to share in enhanced values that you will help to create, the Board is pleased to grant to you an option (the "Option") to purchase Common Shares (the "Shares") of the Corporation. This Option is granted on the basis set out in this letter, and is subject to the Plan, a copy of which is attached. This letter and the Plan are referred to collectively below as the "Option Documents". All capitalized terms not otherwise defined shall have the meaning attributed to them in the Plan.

The total number of Shares that you may
purchase pursuant to this Option is:         ___________________________________

The Option exercise price per Share is:      ___________________________________

         Your rights to purchase Shares will vest and expire as follows:

                      Vesting Date            %             Expiry Date



         Subject to earlier expiration in accordance with the Option Documents, your rights to purchase Shares pursuant to this Option will expire with respect to any vested portion at 11:59 p.m. on the expiry date set out above for such vested Options.

         This Option may be exercised in whole or in part in respect of vested Options at any time prior to expiry of the relevant Options, by delivery of written notice to the Corporation's head office to the attention of the Secretary of the Corporation, specifying the number of Shares to be purchased, accompanied by payment by bank draft or certified cheque of the total purchase price of the Shares. This Option may not be exercised in amounts of less than 100 Shares in the case of any one exercise unless that exercise would entirely exhaust the Option.

         Nothing in the Option Documents will affect our right to terminate your services, responsibilities, duties and authority at any time for any reason whatsoever. Regardless of the reason for your termination, your Option rights will be restricted to those Option rights which have vested on or prior to your date of termination and, in any claim for wrongful dismissal or breach of contract, no consideration will be given to any Options that might have vested during an appropriate notice period or as a result of additional compensation you may receive in place of that notice period.

         All  decisions  made by the  Board  of  Directors  with  regard  to any
questions  arising  in  connection  with  the  Option   Documents,   whether  of
interpretation or otherwise, will be binding and conclusive on all parties.

         The Option rights granted to you are personal and may not be sold, pledged, transferred or encumbered in any way. There are restrictions on the transfer of Shares issued to you pursuant to the Plan. Complete details of the restrictions referred to in this letter are set out in the Plan.

         Please acknowledge acceptance of your Option rights on these terms by signing where indicated below on the enclosed copy of this letter and returning the signed copy to the Corporation to the attention of the Secretary. By signing and delivering this copy, you are acknowledging receipt of a copy of the Plan and are agreeing to be bound by all of the terms of the Option Documents.

                                  Yours truly,

                                  ENERGY VISIONS INC.


                                  By:_________________________________


I have read and agree to be bound by this letter and the Plan.

Signature:           _____________________________________

Address:             _____________________________________

Witness:             _____________________________________

Witness Name:        _____________________________________
(Printed)

Note: Letter to be revised if Options granted to RRSP or Holding Company.

                               ENERGY VISIONS INC.
                    CUSIP NUMBER: 292968 20 3 or 292968 10 4


To Registered and Non-Registered Shareholders


In accordance with National Policy Statement No. 41/Shareholder Communication, beneficial shareholders may elect annually to have their names added to an issuer's supplemental mailing list in order to receive interim financial statements. If you are interested in receiving such statements, please complete and return this form to Equity Transfer Services Inc., Suite 420, 120 Adelaide Street West, Toronto, Ontario M5H 4C3, Canada.


NAME:___________________________________________________________________________

ADDRESS:________________________________________________________________________

_______________________________POSTAL CODE:_____________________________________

(I certify that I am a beneficial shareholder)


SIGNATURE:______________________________________________________________________

DATE:___________________________________________________________________________

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